UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) July 22, 2003

                           Navigant Consulting, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                     0-28830             36-4094854
(State of Other Jurisdiction        Commission           (IRS Employer
      of Incorporation)             File Number        Identification No.)


                       615 North Wabash, Chicago, IL 60611
               (Address of Principal Executive Offices) (Zip Code)
        Registrant's Telephone number, including area code (312) 573-5600

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 7.           Financial Statements and Exhibits.

(c) Exhibit.

Exhibit 99.1: Press Release dated July 22, 2003.


Item 9.           Regulation FD Disclosure.

In accordance with Securities and Exchange Commission Release No. 33-8216, the information in this Item 9 is being furnished under Item 12 of Form 8-K. On July 22, 2003, Navigant Consulting announced its second quarter 2003 results of operations. The Company's press release dated July 22, 2003 announcing the results for second quarter 2003 is attached hereto as Exhibit 99.1.



                                   SIGNATURES



         Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Navigant Consulting, Inc.

Date:  July 22, 2003

By:      /s/ Ben W. Perks
         -------------------------------------
Name:    Ben W. Perks
Title:   Executive Vice President and
         Chief Financial Officer